FINANCIAL RISK MANAGEMENT (Tables)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Schedule Of Foreign Currency Risk On Net Working Capital and Sensitivity Analysis [Table Text Block]
	Canadian	Turkish
	Dollar	Lira
Cash	$838	$91,778
Prepaids and advances	-	39,819
Accounts payable	(45,877)	(2,407)
Accrued liabilities	-	-
Total foreign currency working capital	(45,039)	129,190
US$ exchange rate at December 31, 2016	0.7448	0.2831
Total foreign currency net working capital in US$	(33,545)	36,573
Impact of a 10% strengthening of the US$ on net loss	(3,354)	3,657

Schedule of Fair Value of Warrants [Table Text Block]
31-Dec-16

Liabilities:	Level 1		Level 2	Level 3
Canadian dollar common share purchase warrants	-	$	nil	-

31-Dec-15

Liabilities:	Level 1	Level 2	Level 3
Canadian dollar common share purchase warrants	-	$10,863	-